Payables	12 Months Ended
Dec. 31, 2022
Text Block [abstract]
Payables
D.4	Payables
The following table shows the Group’s payables balances.

	2022 US$m	2021 US$m
Trade payables 1	759	191
Other payables 1	1,270	390
Interest payable 2	65	58

Total payables	2,094	639

1.	Interest-free and normally settled on 30 day terms.
2.	Details regarding interest-bearing liabilities are contained in Note C.2.
Recognition and measurement
Trade and other payables are carried at amortised cost and are recognised when goods and services are received, whether or not billed to the Group, prior to the end of the reporting period.
Fair value
The carrying amount of payables approximates their fair value.
Foreign exchange risk
The Group held $657 million of payables at 31 December 2022 (2021: $311 million) in currencies other than US dollars (predominantly Australian dollars).
Maturity profile of payables
The Group’s payables balances at 31 December 2022 and 31 December 2021 are due for payment within a year.